                                                                   EXHIBIT 10.12

                              MILCAP MEDIA LIMITED
                          Nicolaou Pentradromos Centre
                              Office 908, Block A
                                  P.O. Box 123
                                    Limassol
                                     CYPRUS


                              PRODUCTION AGREEMENT

THIS AGREEMENT is made and entered into this 29/th/ day of March, 1999, by and between:

Of the one party,

MILCAP MEDIA LIMITED, with registered address at Nicolaou Pentradromos Centre, Office 908, Block A, P.O. Box 123, Limassol (Cyprus), and correspondence office at Carrerera de Rubi, 22, 08190 Sant Cugat de Valles, Barcelona, Spain. Represented by Claes Henrik Marten Kull.

Hereinafter, "MML."

Of the other,

PIERRE ANDRE GERBIER, artistically known as Pierre Woodman, residing at 35 Quai de Grenelle, Paris 15 eme, with French passport number 75-15-98-183982.

Hereinafter "the Director."

Correspondence address:

Carrerera de Rubi, 22-26, 08190 Sant Cugat de Valles
Tf. +34.3.59072.96 -- Fax +34.3.589.54.00
Barcelona, SPAIN

WITNESSETH

Whereas, MML issues, produces and distributes all around the world, magazines, videos and other audio-visual adult products under different Private Group's labels and brands, and works on the Internet, providing its clients with material under those labels and brands;

Whereas, the Director is an independent producer, who produces and works in the production, as Director, of adult films, audio-visuals and additional adult material, and is interested in working for MML, for its products to be distributed under the Private Group's labels and brands.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, both Parties agree as follows:

1.   Co-Operation.
     ------------

Both Parties agree that Pierre Gerbier is going to work for the Private Group, producing video and photographic productions, to be used under any format for distribution all around the world through any media, even the Internet, and for promotional activities, during the period of two years from April the 1/st/, 1999, to April the 1/st/, 2001.

The productions done by the Director as per this Agreement will be six per year of each label Private Gold in two versions hard and soft-, and Private Casting by Pierre Woodman-, in one version hard-, and will be done and delivered to MML according to Attachment I and Attachment II "Technical Specification" to this Agreement.

Although the co-operation hereby agreed would not be exclusive, the Director will promote only Private production, and his image but not his name, will only be linked to Private and the production under this label, during the whole period of this Agreement.

Therefore, the Director hereby warrants that [he] is not bound by any other contract or otherwise to any other company or studio, during the period above-mentioned, for promotional and advertising activities of any kind related to the adult industry, and is free to grant herein to MML, the sole and exclusive right to use his productions obtained in execution of the contract.

The Director hereby warrants that the productions related to this Agreement will be in a similar level of quality and contents that the one done previously by Pierre Woodman for MML.

MML warrants that his artistic name PIERRE WOODMAN will appear on the cover of the above-mentioned titles.

The Director warrants that [he] shall provide MML with all the Model releases and additional documentation regarding performers required by MML and commonly used in its productions. The Director warrants that [he] is not going to work with actors under the age of 18 years old and the productions will not contain crud immoral contents (i.e. buggery, glorification of violence, or pornography with infants or animals).

The Director shall inform MML in writing of any and all the productions done during the validity period of this contract, different from the ones hereby agreed. MML shall have first refusal rights regarding any other adult productions done by Pierre Gerbier during the period mentioned in paragraph 1, point 1, hereby.

2.   Remuneration.
     ------------

MML shall pay to the Director per each production the price agreed in Attachments I and II "Technical Specifications" to this Agreement. This payment shall grant to MML the whole and entire rights over the productions. MML shall not pay any additional fee, as the delivery of masters and traveling expenses to MML or related companies offices are included in the agreed fees.

The above mentioned amounts per production will be invoiced to MML and paid to the Director according to the following schedule:

70% of the total amount at the date of the starting of the shooting, the additional 30%, once the edited masters and agreed additional material has been delivered to MML in suitable technical conditions.

The Director shall provide MML with the name and address of its bank and the number of accounts.

3.   Licence of Rights:
     -----------------

Pierre Gerbier hereby irrevocably grants and assigns to MML, the sole and exclusive right, license and privilege to exhibit, distribute, market, transmit, perform and otherwise deal in and exploit the productions, all around the world.

Therefore, MML shall be the first owner of the entire copyright and all other rights in and to the productions issued and done as per this Agreement, and shall have the absolute and exclusive perpetuity right to exhibit, exploit, duplicate, dub, distribute, market, transmit, perform, reproduce, sub-license and use anyhow the productions throughout the world by all existing and any as yet undiscovered methods and formats, and the Director hereby grants MML all consent necessary to enable MML to exploit the productions and their additional materials at its convenience.

As a consequence, the Director shall not be entitled to use the productions or part of them hereby sold to MML, without MML's prior written consent.

The Director shall, at all times, at its own expense, indemnify, defend and hold harmless MML and its related companies, employees and sub-licensees, from and against any reasonable damages, liabilities, losses, costs and expenses (including reasonable legal fees and costs), directly arising out of any breach by the Director of any of the warranties, representations, agreements, covenants or obligations as stated hereby, or concerning the use of the productions and their contents, even if such an action is brought by a third party.

MML shall be granted the rights over the actors and model performances, and shall be entitled to use their name and image in relations to the productions hereby.

4.   Promotion.
     ---------

The Director will be exclusively available for promotional activities organized by MML and will take part in any and all Private group's promotion activities at MML's request. The expenses of these promotion activities will be borne by MML.

At MML's request, the Director shall obtain the performers cooperation to promote the productions or productions in which they have been involved.

MML shall be entitled to promote, design, create and operate a "Private Woodman" Internet Web Site, to promote exclusively adult products under the Private or related trademarks, brands, or labels, or other products produced by the PRIVATE/MILCAP Group, which is its sole owner, even those directed by Pierre Woodman. The worldwide web site, whatever its names would be, as well as the materials published in it, shall be the property of MML, even after the termination of the Agreement.

Pierre Woodman shall be entitled to have his own Internet Web Site, but warrants hereby that [he] will not use or publish in it any of the adult materials produced by MML, including all the materials (e.g. slides, backstage pictures), linked to MML productions, even those materials directed by the Director which are property of MML, as established hereby.

5.   Recognisance of Debt.
     --------------------

The Director hereby recognises to owe to MML, the amount of US$43,400.00, (forty three thousand, four hundred dollars). This amount shall be paid to MML monthly, during the validity period of this Agreement, according to point 1, paragraph 1, hereby.

The monthly amount of US$1,808.00 (one-thousand, eight hundred and eight dollars), shall be reduced of the amounts to be paid to the Director as per this Agreement, starting on April 1, 1999.

6.   Termination.
     -----------

After this Agreement's termination, the Director will be free to contract and work with and by any other party, as well as to promote any other company or promotion.

MML shall keep the sole and exclusive right over the productions as stated in point 3 above.

Notwithstanding the foregoing, this Agreement may be renewed after termination provided an agreement of both Parties.

7.   Entire Agreement.
     ----------------

The terms and provisions contained in this contract, together with the Attachment I "Technical Specifications," and the "Performer Agreements and Model Releases" and related documents to be signed between the Director and the performers of each production, constitute the entire Agreement between the Parties.

Nothing herein contained, shall be considered or constitute a partnership or joint venture between the Parties. None of the Parties shall ve considered the agent of the other.

8.   Disputes and Governing Law.
     --------------------------

The Courts of the City of Barcelona (country of Spain), shall finally and exclusively settle any dispute out of or in connection with this Agreement. The Parties waive to have their disputes settled by their own competent courts, in case they were different from the ones of Barcelona.

This Agreement shall be construed in accordance with and governed by Spanish law.

                                    MILCAP MEDIA LIMITED


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________



                                    ____________________________________________
                                       PIERRE ANDRE GERBIER
                                       a.k.a. Pierre Woodman

                                 ATTACHMENT I

          TO THE PRODUCTION AGREEMENT DATED 29/TH/ DAY OF MARCH, 1999
                           TECHNICAL SPECIFICATIONS

PRIVATE GOLD LINE

The Director shall deliver to MML, as per the Production Agreement dated the 4/th/ day of March, 1999;

6 Movies a year -- one every 2/nd/ month, at 110,000, US$ each, starting with the masters of the first film Private Gold nr.
38 according to the following schedule:

Private Gold 38:      first day of shooting               - 15/th/ April, 1999
                      delivery of cover pictures          - 15/th/ May, 1999
                      delivery of masters hard and soft   - 15/th/ June, 1999

Private Gold 39:      first day of shooting               - 15/th/ June, 1999
                      delivery of cover pictures          - 15/th/ July, 1999
                      delivery of masters hard and soft   - 15/th/ August, 1999

Private Gold 40:      first day of shooting               - 15/th/ August, 1999
                      delivery of cover pictures          - 15/th/ September, 1999
                      delivery of masters hard and soft   - 15/th/ October, 1999

Private Gold 41:      first day of shooting               - 15/th/ October, 1999
                      delivery of cover pictures          - 15/th/ November, 1999
                      delivery of masters hard and soft   - 15/th/ December, 1999

Private Gold 42:      first day of shooting               - 15/th/ December, 1999
                      delivery of cover pictures          - 15/th/ January, 2000
                      delivery of masters hard and soft   - 15/th/ February, 2000

Private Gold 43:      first day of shooting               - 15/th/ February, 2000
                      delivery of cover pictures          - 15/th/ March, 2000
                      delivery of masters hard and soft   - 15/th/ April, 2000

Private Gold 44:      first day of shooting               - 15/th/ April, 2000
                      delivery of cover pictures          - 15/th/ May, 2000
                      delivery of masters hard and soft   - 15/th/ June, 2000

Private Gold 45:      first day of shooting               - 15/th/ June, 2000
                      delivery of cover pictures          - 15/th/ July, 2000
                      delivery of masters hard and soft   - 15/th/ August, 2000

Private Gold 46:      first day of shooting               - 15/th/ August, 2000
                      delivery of cover pictures          - 15/th/ September, 2000
                      delivery of masters hard and soft   - 15/th/ October, 2000

Private Gold 47:      first day of shooting               - 15/th/ October, 2000
                      delivery of cover pictures          - 15/th/ November, 2000
                      delivery of masters hard and soft   - 15/th/ December, 2000

                                 Attachment I

Private Gold 48:      first day of shooting               - 15/th/ December, 2000
                      delivery of cover pictures          - 15/th/ January, 2001
                      delivery of masters hard and soft   - 15/th/ February, 2001

Private Gold 49:      first day of shooting               - 15/th/ February, 2001
                      delivery of cover pictures          - 15/th/ March, 2001
                      delivery of masters hard and soft   - 15/th/ April, 2001

Private Gold 50:      first day of shooting               - 15/th/ April, 2001
                      delivery of cover pictures          - 15/th/ May, 2001
                      delivery of masters hard and soft   - 15/th/ June, 2001

Including editing.

Each film shall be delivered in two versions: hard & Soft.
Each version will be edited on a separate BETACAM DIGITAL TAPE.
Length: No less than 90 minutes per Film.
Format: BETACAM DIGITAL.
Payment: 70% at the starting of the shooting, 30% upon receipt of masters.
The payment includes high quality front cover photographs in different versions, for MML's different markets.
The payment includes high quality back cover photographs in different versions for MML's different markets.
Includes also backstage photographs.
includes also backstage video material, and interviews with the actors.
All original tapes from camera must be sent to MML.

This attachment is signed and agreed this 29/th/ day of March, 1999, by and between:



                                    MILCAP MEDIA LIMITED



                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    ____________________________________________
                                       PIERRE ANDRE GERBIER
                                       a.k.a. Pierre Woodman


                                 Attachment I

                                 ATTACHMENT II

             TO THE PRODUCTION AGREEMENT DATED 29/TH/ MARCH, 1999
                           TECHNICAL SPECIFICATIONS


PRIVATE CASTING BY PIERRE WOODMAN

The Director shall deliver to MML, as per the Production Agreement dated 4/th/ March, 1999:

6 Movies a year -- one every 2/nd/ month, at 27,500, US$ each, starting with the masters of the first film Private Casting nr.
18 according to the following schedule:

Private Casting 18:         first day of shooting                - 15/th/ May, 1999
                            delivery of cover pictures           - 15/th/ June, 1999
                            delivery of masters hard and soft    - 15/th/ July, 1999

Private Casting 19:         first day of shooting                - 15/th/ July, 1999
                            delivery of cover pictures           - 15/th/ August, 1999
                            delivery of masters hard and soft    - 15/th/ September, 1999

Private Casting 20:         first day of shooting                - 15/th/ September, 1999
                            delivery of cover pictures           - 15/th/ October, 1999
                            delivery of masters hard and soft    - 15/th/ November, 1999

Private Casting 21:         first day of shooting                - 15/th/ November, 1999
                            delivery of cover pictures           - 15/th/ December, 1999
                            delivery of masters hard and soft    - 15/th/ January, 2000

Private Casting 22:         first day of shooting                - 15/th/ January, 2000
                            delivery of cover pictures           - 15/th/ February, 2000
                            delivery of masters hard and soft    - 15/th/ March, 2000

Private Casting 23:         first day of shooting                - 15/th/ March, 2000
                            delivery of cover pictures           - 15/th/ April, 2000
                            delivery of masters hard and soft    - 15/th/ May, 2000

Private Casting 24:         first day of shooting                - 15/th/ May.  2000
                            delivery of cover pictures           - 15/th/ June, 2000
                            delivery of masters hard and soft    - 15/th/ July, 2000

Private Casting 25:         first day of shooting                - 15/th/ July, 2000
                            delivery of cover pictures           - 15/th/ August, 2000
                            delivery of masters hard and soft    - 15/th/ September, 2000

Private Casting 26:         first day of shooting                - 15/th/ September, 2000
                            delivery of cover pictures           - 15/th/ October, 2000
                            delivery of masters hard and soft    - 15/th/ November, 2000

Private Casting 27:         first day of shooting                - 15/th/ November, 2000
                            delivery of cover pictures           - 15/th/ December, 2000
                            delivery of masters hard and soft    - 15/th/ January 2001


                                 Attachment II

Private Casting 28:         first day of shooting                - 15/th/ January, 2001
                            delivery of cover pictures           - 15/th/ February, 2001
                            delivery of masters hard and soft    - 15/th/ March, 2001

Private Casting 29:         first day of shooting                - 15/th/ March, 2001
                            delivery of cover pictures           - 15/th/ April, 2001
                            delivery of masters hard and soft    - 15/th/ May, 2001

Private Casting 30:         first day of shooting                - 15/th/ May, 2001
                            delivery of cover pictures           - 15/th/ June, 2001
                            delivery of masters hard and soft    - 15/th/ July, 2001

Including editing and soundtrack (original sound).
Length: No less than 90 minutes per Film.
Format: BETACAM DIGITAL.
Payment: 70% at the starting of the shooting, 30% upon receipt of masters.
The payment includes high quality front cover photographs in different versions, for MML's different markets.
The payment includes high quality back cover photographs in different versions for MML's different markets.
Includes also backstage photographs.
includes also backstage video material, and interviews with the actors.
All original tapes from camera must be sent to MML.
All photographs taken during shooting must be sent to MML.

This attachment is signed and agreed this 29/th/ day of March, 1999, by and between:


                                    MILCAP MEDIA LIMITED



                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________




                                    ____________________________________________
                                       PIERRE ANDRE GERBIER
                                       a.k.a. Pierre Woodman


                                 Attachment II
                                    Page 2